Exhibit 21.1

LIST OF SUBSIDIARIES OF NEWMARK GROUP, INC.

ENTITY NAMES	DOMESTIC JURISDICTION
375 PARK INVESTMENTS HOLDINGS, LLC	DELAWARE
APARTMENT REALTY ADVISORS MIDWEST, INC.	OHIO
APARTMENT REALTY ADVISORS OF ARIZONA, LLLP	ARIZONA
APARTMENT REALTY ADVISORS OF COLORADO, LLLP	COLORADO
APARTMENT REALTY ADVISORS OF FLORIDA, INC.	FLORIDA
APARTMENT REALTY ADVISORS OF FLORIDA, LLC	FLORIDA
APARTMENT REALTY ADVISORS OF GEORGIA, INC.	GEORGIA
APARTMENT REALTY ADVISORS, LLC	DELAWARE
APARTMENT REALTY ADVISORS/CENTRAL STATES, INC.	KANSAS
APARTMENT REALTY ADVISORS OF THE CAROLINAS, INC.	NORTH CAROLINA
ARA CAL, INC.	CALIFORNIA
ARA DC, LLC	DELAWARE
ARA NATIONAL LAND SERVICES, LLC	VIRGINIA
ARA NORTHWEST, LLC	OREGON
ARA OF OKLAHOMA/ARKANSAS LLC	DELAWARE
BERKELEY POINT CAPITAL HOLDINGS, LLC	DELAWARE
BERKELEY POINT CAPITAL, LLC	DELAWARE
BERKELEY POINT FINANCIAL, LLC	DELAWARE
BERKELEY POINT INTERIM LENDING, LLC	DELAWARE
BERKELEY POINT INTERMEDIARY, INC.	DELAWARE
BGC NOTE ACQUISITION CO. HOLDINGS, LLC	DELAWARE
BGC NOTE ACQUISITION CO., L.P.	DELAWARE
CFI EUROPE LIMITED	ENGLAND AND WALES
CFI GERMANY GMBH	GERMANY
CINCINNATI COMMERCIAL REAL ESTATE, INC.	OHIO
COMPUTERIZED FACILITY INTEGRATION, LLC	MICHIGAN
CONTINENTAL REALTY, LTD.	OHIO
CORNISH & CAREY COMMERCIAL	CALIFORNIA
DIGIATECH, LLC	DELAWARE
ESN INVESTOR, LLC	DELAWARE
EXCESS SPACE RETAIL SERVICES, INC.	CALIFORNIA
FULCRUM COMMERCIAL REAL ESTATE SERVICES LLC	DELAWARE
FULCRUM COMMERCIAL REAL ESTATE SERVICES PRIVATE LIMITED	INDIA
G&E ACQUISITION COMPANY, LLC	DELAWARE
G&E APPRAISAL SERVICES, LLC	DELAWARE
G&E MANAGEMENT SERVICES, LLC	DELAWARE
G&E REAL ESTATE MANAGEMENT SERVICES, INC.	DELAWARE
G&E REAL ESTATE, INC.	DELAWARE
JACKSON & COOKSEY CALIFORNIA, INC.	CALIFORNIA
JACKSON & COOKSEY COLORADO, INC.	COLORADO
JACKSON & COOKSEY, INC.	TEXAS
MAVERICK LTS, INC.	TEXAS
MAVERICK PROJECT MANAGEMENT LLC	TEXAS
MIT NATIONAL LAND SERVICES LLC	DELAWARE

ENTITY NAMES	DOMESTIC JURISDICTION
N MEX HOLDINGS, LLC	DELAWARE
NEWMARK & COMPANY REAL ESTATE, INC.	NEW YORK
NEWMARK BPF HOLDINGS, LLC	DELAWARE
NEWMARK BUILDING SERVICES, LLC	NEW YORK
NEWMARK CONSTRUCTION SERVICES, L.L.C.	NEW YORK
NEWMARK GP, LLC	DELAWARE
NEWMARK HOLDINGS, L.P.	DELAWARE
NEWMARK HOLDINGS, LLC	DELAWARE
NEWMARK INVESTOR I, LLC	DELAWARE
NEWMARK KF SINGAPORE PTE. LTD.	SINGAPORE
NEWMARK KNIGHT FRANK AUSTRALIA PTY LTD	AUSTRALIA
NEWMARK KNIGHT FRANK CANADA LIMITED	CANADA/BRITISH COLUMBIA
NEWMARK KNIGHT FRANK JAPAN CO., LTD.	JAPAN
NEWMARK KNIGHT FRANK VALUATION & ADVISORY HOLDINGS, LLC	DELAWARE
NEWMARK KNIGHT FRANK VALUATION & ADVISORY, LLC	DELAWARE
NEWMARK LI LLC	NEW YORK
NEWMARK MIDWEST REGION, LLC	ILLINOIS
NEWMARK NOTES, LLC	NEW YORK
NEWMARK OF CONNECTICUT LLC	CONNECTICUT
NEWMARK OF LONG ISLAND LLC	NEW YORK
NEWMARK OF MASSACHUSETTS LLC	MASSACHUSETTS
NEWMARK OF SOUTHERN CALIFORNIA, INC.	CALIFORNIA
NEWMARK OF WASHINGTON D.C. LLC	DISTRICT OF COLUMBIA
NEWMARK PARTNERS, L.P.	DELAWARE
NEWMARK REAL ESTATE BROKERAGE (SHANGHAI) CO., LTD.	CHINA (SHANGHAI)
NEWMARK REAL ESTATE OF ARIZONA, LLC	DELAWARE
NEWMARK REAL ESTATE OF DALLAS, LLC	TEXAS
NEWMARK REAL ESTATE OF HOUSTON, LLC	TEXAS
NEWMARK REAL ESTATE OF MASSACHUSETTS, LLC	MASSACHUSETTS
NEWMARK REAL ESTATE OF MICHIGAN, LLC	DELAWARE
NEWMARK REAL ESTATE OF NEVADA, LLC	DELAWARE
NEWMARK REAL ESTATE OF NEW JERSEY, L.L.C.	NEW JERSEY
NEWMARK REAL ESTATE OF OHIO, LLC	DELAWARE
NEWMARK REAL ESTATE OF PRINCETON LLC	NEW JERSEY
NEWMARK REAL ESTATE OF WASHINGTON, LLC	DELAWARE
NEWMARK RETAIL PARTNERS LLC	NEW YORK
NEWMARK RETAIL, LLC	NEW YORK
NEWMARK S11 GP, LLC	DELAWARE
NEWMARK S11 HOLDINGS, LLC	DELAWARE
NEWMARK S11 LP, LLC	DELAWARE
NEWMARK SOUTHERN REGION, LLC	GEORGIA
NEWMARK SPV I, LLC	DELAWARE
NEWMARK SPV II, LLC	DELAWARE
NGA, LLC	GEORGIA
NGKF GLOBAL CORPORATE SERVICES (EUROPE) LIMITED	ENGLAND AND WALES
NGKF GLOBAL CORPORATE SERVICES LIMITED	ENGLAND AND WALES
NGKF HONG KONG LIMITED	HONG KONG
NGKF, S.A. DE C.V.	MEXICO, FEDERAL DISTRICT
NKF GLOBAL CORPORATE AND REAL ESTATE SOCIEDAD LIMITADA	SPAIN
NNJ, L.L.C.	NEW JERSEY
NOC LLC	ILLINOIS
NOH, LLC	TEXAS

ENTITY NAMES	DOMESTIC JURISDICTION
NRB, LLC	MASSACHUSETTS
NRED, LLC	TEXAS
NREP, LLC	NEW JERSEY
NWDC LLC	DISTRICT OF COLUMBIA
O’BOYLE PROPERTIES, INC.	TEXAS
REXX INDEX, LLC	CONNECTICUT
RKF GROUP CALIFORNIA, INC.	CALIFORNIA
RKF GROUP CALIFORNIA, LLC	CALIFORNIA
RKF GROUP CANADA REAL ESTATE HOLDINGS ULC	CANADA/BRITISH COLUMBIA
RKF GROUP CANADA REALTY	CANADA/ONTARIO
RKF GROUP FLORIDA LLC	FLORIDA
RKF GROUP ILLINOIS LLC	ILLINOIS
RKF GROUP INTERNATIONAL REAL ESTATE HOLDINGS, LLC	DELAWARE
RKF GROUP MASSACHUSETTS LLC	DELAWARE
RKF GROUP MID-ATLANTIC LLC	VIRGINIA
RKF GROUP NEW JERSEY LLC	NEW JERSEY
RKF RETAIL HOLDINGS LLC	DELAWARE
ROBERT K. FUTTERMAN & ASSOCIATES LLC	NEW YORK
ROSS REAL ESTATE, LTD.	COLORADO
RRE GENERAL, LLC	COLORADO
RUDESILL-PERA MULTIFAMILY, LLC	TENNESSEE
SMITH MACK & CO., INC.	PENNSYLVANIA
SMITH MACK HOLDINGS, INC.	PENNSYLVANIA
SMITH MACK PROPERTY MANAGEMENT CO., INC.	PENNSYLVANIA
SOUTHWEST RESIDENTIAL PARTNERS, INC.	TEXAS
SPRING 11 LLC	DELAWARE
SPRING11 ADVISORY SERVICES LIMITED	ENGLAND AND WALES
SPRING11 HOLDINGS, L.P.	DELAWARE
SPRING11 RESEARCH AND CONSULTING INDIA PRIVATE LIMITED	INDIA
STEFFNER COMMERCIAL REAL ESTATE, LLC	TENNESSEE
THE CRE GROUP, INC.	CALIFORNIA
WALCHLE INVESTMENT GROUP, INC.	FLORIDA